Lincoln Electric Holdings, Inc. Overview Virtual Nondeal Roadshow May 3, 2021 Gabe Bruno EVP & Chief Financial Officer February 24 2022 LINCOLN ELECTRIC HOLDINGS, INC. Over view Exhibit 99.1

Safe Harbor and Regulation G Disclosures Forward-Looking Statements: Statements made during this presentation which are not historical facts may be considered forward-looking statements. Forward-looking statements involve risks and uncertainties that could cause actual events or results to differ materially from those expressed or implied. Forward-looking statements generally can be identified by the use of words such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “forecast,” “guidance” or words of similar meaning. For further information concerning issues that could materially affect financial performance related to forward-looking statements, please refer to Lincoln Electric’s quarterly earnings releases and periodic filings with the Securities and Exchange Commission, which can be found on www.sec.gov or on www.lincolnelectric.com. Non-GAAP Measures: Our management uses non-GAAP financial measures in assessing and evaluating the Company’s performance, which exclude items we consider unusual or special items. We believe the use of such financial measures and information may be useful to investors. Non-GAAP financial measures should be read in conjunction with the GAAP financial measures, as non-GAAP measures are a supplement to, and not a replacement for, GAAP financial measures.  Please refer to the attached schedule for a reconciliation of non-GAAP financial measures to the related GAAP financial measures.

High-Performance Industry Leader Targeting Superior Value Through the Cycle #1 Leader in Growing Arc Welding & Cutting Industry Innovation & Operational Excellence Advances Profitability Strong Cash Generation Through the Cycle Earnings Compounder Through the Cycle Disciplined Capital Deployment Delivers Top Quartile ROIC Predictable Model With Annual Dividend Increases Accelerating Growth with Automation & M&A +200 bps in Average Operating Margin Goal (2020-2025) High Teens to Low 20% EPS CAGR Goal (2020-2025) 100+% Cash Conversion 26 Years of Dividend Increases 12% CAGR (2017-2021) 18% to 20% ROIC Goal (2020-2025)

125+ Years of Market-Leading Solutions Broadest Portfolio of Solutions in the Industry FILLER METALS ARC WELDING EQUIPMENT ACCESSORIES (PPE, FUME, GUNS, TOOLS) CUTTING SOLUTIONS DIGITAL SOLUTIONS AUTOMATION INTEGRATION SERVICES AUTOMATED WELDING & CUTTING ANCILLARY AUTOMATED FUNCTIONS & CELL COMPONENTS ADDITIVE EDUCATION PRODUCTS, CURRICULUMS & SCHOOL WELDING & CUTTING SOLUTIONS AUTOMATION GAS MANAGEMENT SOLUTIONS (INDUSTRIAL & MEDICAL) Our Guiding Principle: The Golden Rule Founded 1895 Renowned business model with high-performance culture HQ in Cleveland, Ohio, USA 11,000 employees 56 manufacturing facilities in 19 countries Distribution to 160+ countries BRAZING & SOLDER ALLOYS

Diversified Products and Reach Net Sales by Product Area1 Net Sales by Segment1 Americas Welding Harris Products Group International Welding Consumables (filler metals) Equipment (includes automation) 1 Reflects FY2021 revenue Americas Welding includes North and South American welding and cutting solutions, including substantially all automation and additive solutions International Welding includes Europe and Asia Pacific welding and cutting solutions with Europe representing approximately 75% of segment revenue HPG offers brazing, soldering, oxyfuel cutting and gas distribution solutions for HVAC, plumbing, refrigeration, medical, and general fabrication applications, and manages the retail channel for all Lincoln products

Leading Provider Across Diverse End Markets LECO is one of only three global providers to offer a complete solution 15% to 20% of revenue serves infrastructure and renewables applications $20B Global Arc Welding, Brazing & Cutting Industry Market Share Estimates1 Lincoln Electric Revenue Mix by End Market Sector2 Others Regional Competitors 1 Amounts based on Company estimates of the 2020 market 2 Reflects 2020 revenue mix estimates (direct & distributor channels) 3 Heavy Industries includes heavy fabrication, ship building and maintenance & repair Global Competitors LSD% average organic growth 34% General Fabrication 12% Construction & Infrastructure 17% Energy & Process Industries 17% Automotive & Transport. 20% Heavy Industries3

Higher Standard 2025 Strategy and High-Performance Culture Generates Superior Value

Drives compounded earnings growth across cycles

HIGHER STANDARD
2025 STRATEGY

Customer-Focused
- Brand strength
- Customer loyalty
- Trusted performance

Operational Excellence & Employee Development
- Lincoln Business System (LBS)
- EH&S commitment
- Training & development

Solutions & Value
- ~57% 2021 equipment sales from new products
- Automation leader
- Broadest product portfolio & expertise
- Growth initiatives

Disciplined M&A
- Key growth driver
- Proven integration process
- Strong ROIC track record
- Automation expands M&A opportunities

Balanced Capital Allocation & Strong Cash Generation
- 100+% cash conversion
- Prioritize growth investments
- Investment-grade profile
- Consecutive annual dividend increases and opportunistic share repurchases

2020-2025 Targets
- High Single-Digit to Low Double-Digit % Sales Growth
- 16% Average Adj. Operating Margin (+/- 150bps)
- High Teens to Low 20% EPS growth
- 18% to 20% ROIC
- 15% Working Capital
- 2025 ESG Goals

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Accelerating Growth in a Favorable Industrial Cycle Accelerate growth: innovation, automation, additive, and M&A Increase profitability: +200 bps to average adjusted operating income margin vs. last cycle on operational excellence Maintain high-performing ROIC and working capital performance Advance ESG initiatives Sales CAGR: High Single-Digit to Low Double-Digit % Avg. Adj. Op Income Margin: 16% (+/- 150 bps) Adj. EPS CAGR: High Teens to Low 20% Avg. ROIC: 18% - 20% (top quartile) Avg. Op Working Capital: 15% (top decile) Segment Adj. EBIT Margin Ranges: Americas Welding: 17% - 19% International Welding: 12% - 14% Harris Products Group: 13% - 15% Higher Standard 2025 Strategy Financial Targets (2020 Baseline)

High Single-Digit % to Low Double-Digit % Sales CAGR (2020-2025) +300-400 bps +200-300 bps +100-200 bps Industrial Production New Initiatives / Innovation Automation / Additive Anticipated M&A Robust Topline Growth More than 2x growth expected vs. underlying market * graph is not to scale.

Attractive Trends Drive Growth Industrial Sector Tailwinds Labor Shortage Automation offering services customer growth and reshoring Education solutions train new and upskill professional welders Easy-to-use “Ready.Set.Weld” technology helps new welders achieve higher productivity and quality Renewable & Infrastructure Investment Extensive portfolio and expertise for renewable, EV & infrastructure applications Adoption of new metals for light-weighting favors Lincoln Electric 15% to 20% of current revenue serves this attractive growth area Safer and Energy-Efficient Solutions Product stewardship team engineers safer and more sustainable products PPE and fume management growth opportunities Proprietary software delivers more productive and efficient welding performance

Adoption of Automation Accelerates Growth Leading automation offering places LECO at the forefront of industry transformation 2025 Target: Double sales to $1 billion and adjusted operating income margin to mid-teens percent Automation demand driven by customers need to: Address labor and capacity constraints Support reshoring with efficient operating costs Organic growth at 2x core welding rate driven by: Accelerating customer adoption across diverse end markets International expansion Automation offering expanding with new ancillary technologies New, large-scale metal additive manufacturing for parts, tooling and prototypes Lincoln’s unique value proposition: System integrator, software designer, manufacturer of welding products & processes Broadest portfolio of automation technologies and leading laser integrator Engineering expertise to support all end markets applications Extensive scale, geographic footprint and dedicated 1,500+ team Automation Overview Additive Overview

Leading Innovation and End Sector Expertise Drives Growth

Extensive R&D platform and 500+ technical sales & industry application experts

Vitality Index[1]

~33%
2021 total sales from new products

~57%
2021 equipment sales from new products

IP Leader

Leading global welding industry solutions provider and patent filer

Speed-to-Market

Regional co-development of new products and solutions using standardized platforms accelerates innovation

39 ARC

APPLICATION RESOURCE CENTER

Infrastructure of global technology centers drives collaboration and customized solutions for customers

Areas of Innovation That Address Customers' Operational Challenges

- Expand capacity despite labor shortages
- Train the industry
- Improve speed and productivity
- Improve safety
- Quality assurance to reduce costs
- Transition to stronger and lighter metals
- Efficient Procurement
- Improve sustainable operations

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[1] Vitality Index reflects the percent of net sales from new products launched in the last five years, excluding the International Welding Segment and customized automation sales..

Solutions Engineered to Deliver Measurable Value

Disciplined Acquisition Program Creates Value Acquisitions are a core growth driver of our Higher Standard 2025 Strategy Mid-Teens $786M Cumulative M&A Investment 2012 - 2021 21 Doubled 3.3% Dedicated Acquisitions and company-wide integrations executed 2012 - 2021 Addressable market size with addition of automation and additive / surfacing growth opportunities CAGR from M&A sales growth 2012 - 2021 Average ROIC performance of acquisitions M&A team and experienced integration managers deploy LBS to optimize and align operations %

Operational Initiatives Advance 200 bps Margin Improvement (vs. prior cycle average) Safety-focused operating plan emphasizes reduction in emissions, energy intensity, waste and water use Lean initiatives and broad six-sigma training advances continuous improvement and productivity Lincoln Business System’s (LBS) standardized tools, processes, KPIs and goals align activities Optimizing our manufacturing and administrative processes through automation and digitization Expanding regional shared services for administrative functions

Strong Cash Generation and Top Quartile ROIC Cash Flow From Operations ($M) & Cash Conversion (%) Return on Invested Capital (ROIC) 104% Average Cash Conversion 20.5% Average ROIC Cash Conversion is defined as Cash Flow from Operations less Capital Expenditures divided by Adjusted Net Income

Growth and Return Focused Capital Allocation Strategy DISCIPLINED  ACQUISITIONS CONSECUTIVE 26-YEAR DIVIDEND INCREASE Opportunistic Share Repurchases Investment grade PROFILE balance Sheet Prioritizing Growth Investments Growth: capital expenditure and acquisitions Return to Shareholders: share repurchases and dividends 2004-2008 Commodity Super-Cycle 2009-2013 Post Great Recession 2015-2019 Mini Industrial Recessions 2020-2025 Higher Standard 2025 Strategy

Protecting the Environment at Every Step

Safety
2025 Goal: 52% Reduction vs. 2018

19% Reduction
(2021 vs. 2018)

Water Use
2025 Goal: 14% Reduction vs. 2018

21% Reduction
(2021 vs. 2018)

GHG Emissions
2025 Goal: 10% Reduction vs. 2018

18% Reduction
(2021 vs. 2018)

Recycling
2025 Goal: 80% recycle rate

75% recycle rate
in 2021 (+160 bps vs. 2018)

Energy Intensity
2025 Goal: 16.2% Reduction vs. 2018

7% Increase*
(2021 vs. 2018)

Landfill Avoidance
2025 Goal: 97% landfill avoidance

95.7% landfill avoidance
in 2021 (+90 bps vs. 2018)

*Energy intensity increased due to lower production hours. Absolute energy declined 6% (2021 vs. 2018)
For definitions and details on our sustainability programs, please visit https://sustainability.lincolnelectric.com

Product Stewardship

Innovation includes designing greater energy efficiency into our products to address climate change and help customers achieve their ESG goals.

Our product sustainability council focuses on:

- reducing the energy intensity and greenhouse gas emissions of our welding equipment
- reducing products' scale & weight
- reducing fume generation
- streamlining packaging and using recyclable or reusable materials
- improving the overall speed, efficiency quality & safety of our products in use



Next Gen Engine Drive: Ranger® 330MPX

- 31% smaller / 25% lighter / 60% quieter
- CrossLinc® technology enhances safety & productivity

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Strong Social and Governance Track Record 3 Female Directors1 4 44% New Directors in the Last 5 Years1 Global training and development platform Gender & Ethnically Diverse Independent Directors1 Oversight Board oversight of ESG and D&I with integrated metrics in the Chairman & CEO’s annual goals and compensation Committed to Employee Development Extensive global training and development programs Expanding employee resource groups Committed to Our Communities James F. Lincoln Foundation and the Lincoln Electric Foundation have supported the art and science of welding and the communities in which we live and work for over 65 years Foundation program aligns with UN SDGs Employee matching and volunteerism programs Broad community programming to address the skills gaps in manufacturing Supporting communities since 1952 1Reflects independent Board composition for the 2022 election Learn more about our governance and social programs at https://sustainability.lincolnelectric.com & Forbes 2021 World’s Top Female Friendly Companies

Proven Strategy and High-Performance Culture Generates Superior Value

Drives compounded earnings growth across cycles

HIGHER STANDARD
2025 STRATEGY

Customer-Focused
- Brand strength
- Customer loyalty
- Trusted performance

Operational Excellence & Employee Development
- Lincoln Business System (LBS)
- EH&S commitment
- Training & development

Solutions & Value
- ~57% 2021 equipment sales from new products
- Automation leader
- Broadest product portfolio & expertise
- Growth initiatives

Disciplined M&A
- Key growth driver
- Proven integration process
- Strong ROIC track record
- Automation expands M&A opportunities

Balanced Capital Allocation & Strong Cash Generation
- 100+% cash conversion
- Prioritize growth investments
- Investment-grade profile
- Consecutive annual dividend increases and opportunistic share repurchases

2020-2025 Targets
- High Single-Digit to Low Double-Digit % Sales Growth
- 16% Average Operating Margin (+/- 150bps)
- High Teens to Low 20% EPS growth
- 18% to 20% ROIC
- 15% Working Capital
- 2025 ESG Goals

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Contact: Amanda Butler Vice President, Investor Relations & Communications Amanda_Butler@lincolnelectric.com 216.383.2534

Sales CAGR 19% 13%1 4%1 High Single-Digit to Low Double-Digit % CAGR Average Adjusted Operating Margin 10.3% 11.7% 13.7% 16% (+/- 150 bps) Adjusted EPS CAGR 32% 45% 8% High Teens to Low 20% Average ROIC 14.8% 14.6% 18.9% (top quartile) 18% to 20% (top quartile) Average Operating Working Capital 24.8% 17.2% 16.9% 15% (top decile) 2025 Strategy Advances Performance vs. Prior Cycles 2003-2008 2009-2013 2020-2025 Target 2015-2019 Commodity Super-Cycle Post Great Recession Mini Industrial Recessions Higher Standard 2025 Strategy Market share strategy BRIC focused Balance sheet positioned for large acquisitions ROIC and margin-focused strategy Pruned $110M to richen mix Invested in automation Accelerated automation Improved HPG and ALW margin performance Pruned $275M to richen mix Optimized balance sheet Accelerate growth thru innovation, automation & additive +200bps operating margin Maintain top quartile ROIC Advance ESG initiatives 200+ bps 2X 2X- 3X Areas of Focus 1Approximately $385 million of revenue decline from 2009 to 2019 from strategic pruning and the deconsolidation and closure of our Venezuela business

Non-GAAP Information Adjusted operating income, Adjusted net income, Adjusted EBIT, Adjusted effective tax rate, Adjusted diluted earnings per share, Organic sales, Cash conversion, and Return on invested capital are non-GAAP financial measures. Management uses non-GAAP measures to assess the Company's operating performance by excluding certain disclosed special items that management believes are not representative of the Company's core business. Management believes that excluding these special items enables them to make better period-over-period comparisons and benchmark the Company's operational performance against other companies in its industry more meaningfully. Furthermore, management believes that non-GAAP financial measures provide investors with meaningful information that provides a more complete understanding of Company operating results and enables investors to analyze financial and business trends more thoroughly. Non-GAAP financial measures should not be viewed in isolation, are not a substitute for GAAP measures and have limitations including, but not limited to, their usefulness as comparative measures as other companies may define their non-GAAP measures differently.

Non-GAAP Financial Measures

Reconciliation of Operating Income and Operating Income Margin to Non-GAAP Adjusted Operating Income and Adjusted Operating Income Margin

($ in millions)	Period Ended December 31,																		
	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018	2019	2020	2021
Operating income:	$80.9	$108.1	$153.5	$232.2	$266.1	$283.5	$115.3	$200.2	$305.7	$376.8	$413.7	$367.1	$324.6	$283.6	$376.9	$375.5	$370.9	$282.1	$461.7
Special items:																			
Rationalization and asset impairment charges / (gains)	1.7	2.4	1.8	3.5	(0.2)	19.4	29.9	(0.4)	0.3	9.4	8.5	30.1	20.0	-	6.6	25.3	15.2	45.5	9.8
(Gains) losses on sale of assets	-	-	1.9	(9.0)	-	-	-	-	-	-	0.7	-	-	-	-	-	(3.0)	-	-
Venezuelan devaluation and deconsolidation charges (gains)	-	-	-	-	-	-	-	3.1	-	1.4	12.2	21.1	27.2	34.3	-	-	-	-	-
Acquisition-related net charges (gains) [1]	-	-	-	-	-	-	-	-	-	-	-	-	-	-	(30.1)	4.5	4.8	0.8	7.7
Retirement Costs	-	4.5	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Adjusted operating income:	$82.6	$115.1	$157.2	$226.7	$265.9	$302.9	$145.1	$202.9	$306.0	$387.5	$435.1	$418.3	$371.8	$318.0	$353.5	$405.3	$387.9	$328.3	$479.2
Net sales	$1,040.6	$1,333.7	$1,601.2	$1,971.9	$2,280.8	$2,479.1	$ 1,729.3	$ 2,070.2	$ 2,694.6	$ 2,853.4	$ 2,852.7	$ 2,813.3	$ 2,535.8	$2,274.6	$2,624.4	$3,028.7	$3,003.3	$2,655.4	$3,234.2
Op income margin	7.8%	8.1%	9.6%	11.8%	11.7%	11.4%	6.7%	9.7%	11.3%	13.2%	14.5%	13.0%	12.8%	12.5%	14.4%	12.4%	12.4%	10.6%	14.3%
Adjusted operating income margin:	7.9%	8.6%	9.8%	11.5%	11.7%	12.2%	8.4%	9.8%	11.4%	13.6%	15.3%	14.9%	14.7%	14.0%	13.5%	13.4%	12.9%	12.4%	14.8%

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(1) Acquisition-related net charges (gains) includes acquisition transaction and integration costs, amortization of step up in value of acquired inventories, gain on change in control and bargain purchase gain

Non-GAAP Financial Measures

Return on Invested Capital[1] & Reconciliation of Diluted EPS to Non-GAAP Diluted Adjusted EPS

LINCOLN ELECTRIC

($ in millions)	Period Ended December 31,																		
	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018	2019	2020	2021
Net income:	$54.5	$80.6	$122.3	$175.0	$202.7	$212.3	$48.6	$130.2	$217.2	$257.4	$293.8	$254.7	$127.5	$198.4	$247.5	$287.1	$293.1	$206.1	$276.5
Special items:																			
Rationalization and asset impairment charges / (gains)	1.7	2.4	1.8	3.5	(0.2)	19.4	29.9	(0.4)	0.3	9.4	8.5	30.1	20.0	-	6.6	25.3	15.2	45.5	9.8
(Gains) or losses on sale of assets	-	-	1.9				(5.7)	-	-	-	0.7	-	-	-	-	-	(3.6)	-	-
Acquisition-related net charges (gains)	-	-	-	-	-	-	7.9	-	-	-	-	-	-	-	(30.1)	4.5	(2.8)	0.8	7.7
Loss on deconsolidation of Venezuela & devaluation charges	-	-	-	-	-	-	-	3.1	-	1.4	12.2	21.1	27.2	34.3	-	-	-	-	-
Pension settlement loss (gain)	-	-	-	-	-	-	(2.1)	-	-	-	-	-	142.7	-	8.2	6.7	-	8.1	126.5
Non-controlling interests	-	-	-	-	-	-	0.6	1,8	-	-	(1.1)	(0.8)	-	-	-	-	-	-	-
Retirement costs	-	4.5	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Settlement of legal disputes	-	-	(1.4)	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Tax effect of Special items	(0.4)	(2.1)	(11.8)	1.8	0.1	(1.1)	(6.1)	(5.2)	(4.9)	(2.4)	(0.9)	0.8	(57.2)	(8.3)	20.5	(6.9)	(7.4)	(10.6)	(47.2)
Adj. Net income:	$55.9	$85.5	$112.7	$171.3	$202.6	$230.6	$ 73.1	$ 129.6	$ 212.6	$ 265.8	$ 313.2	$ 305.9	$ 260.2	$ 224.5	$252.7	$316.6	$294.6	$249.9	$373.3
Plus: Interest expense (after-tax)	4.9	3.7	4.9	6.3	7.1	7.6	5.3	4.2	4.2	2.6	1.8	6.4	13.5	11.8	14.9	18.4	19.5	17.9	17.8
Less: Interest income (after-tax)	1.9	1.8	2.5	3.6	5.1	5.5	2.2	1.5	1.9	2.5	2.0	1.9	1.7	1.3	3.0	5.2	1.9	1.5	1.2
Adjusted net income before tax effected interest	58.9	87.3	115.2	173.9	204.6	232.7	76.2	132.3	214.8	265.9	312.9	310.5	272.0	234.9	264.7	329.8	312.1	266.4	390.0
Invested Capital[2]	652.6	750.8	824.6	1,024.0	1,219.4	1,152.2	1,209.4	1,247.2	1,296.6	1,378.6	1,549.8	1,356.4	1,287.1	1,417.8	1,638.7	1,590.3	1,566.3	1,508.4	1,633.7
ROIC:	9.0%	11.6%	14.0%	17.0%	16.8%	20.2%	6.3%	10.6%	16.6%	19.3%	20.2%	22.9%	21.1%	16.6%	16.2%	20.7%	19.9%	17.7%	23.9%
Diluted EPS[3]	$0.66	$0.97	$1.45	$2.04	$2.34	$2.47	$0.57	$1.54	$2.56	$3.06	$3.54	$3.18	$1.70	$2.91	$3.71	$4.37	$4.68	$3.42	$4.60
Special Items Impact	0.01	0.06	(0.12)	(0.05)	(0.01)	0.21	0.29	(0.02)	(0.05)	0.10	0.23	0.64	2.12	0.38	0.08	0.45	0.02	0.73	1.62
Adjusted Diluted EPS[3]	$0.67	$1.03	$1.33	$1.99	$2.33	$2.68	$0.86	$1.52	$2.51	$3.16	$3.77	$3.82	$3.48	$3.29	$3.79	$4.82	$4.70	$4.15	$6.22

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[1] Return on Invested Capital is defined as rolling 12 months of Adjusted Net Income excluding tax-effected interest income and expense *divided by* Invested Capital.
[2] Invested Capital is defined as Total Debt *plus* Total Equity.
[3] EPS and Adjusted EPS have been adjusted to reflect stock splits.